UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 16, 2015

FRANKLIN FINANCIAL NETWORK, INC.

(Exact name of registrant as specified in charter)

Tennessee	001-36895	20-8839445
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

722 Columbia Avenue, Franklin, Tennessee 37064

(Address of Principal Executive Offices)

615-236-2265

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

In connection with its filing on or about the date hereof of a Registration Statement on Form S-3 (the “Registration Statement”), Franklin Financial Network, Inc. (the “Company”) is filing this report to present certain historical financial and pro forma information of MidSouth Bank, which was acquired by the Company on July 1, 2014. Accordingly, the unaudited condensed consolidated financial statements of MidSouth Bank as of June 30, 2014 and for each of the six month periods ended June 30, 2014 and 2013 are attached hereto as Exhibit 99.1 and will be incorporated by reference into the Registration Statement. The audited consolidated financial statements of MidSouth Bank as of December 31, 2013 and 2012 and for each of the three years in the period ended December 31, 2013 are attached hereto as Exhibit 99.2 and will be incorporated by reference into the Registration Statement. In addition, pro forma condensed consolidated financial information and notes thereto relating to the Company’s acquisition of MidSouth Bank for the year ended December 31, 2014 is attached as Exhibit 99.3 and will be incorporated by reference into the Registration Statement.

These financial statements and pro forma financial information have previously been disclosed in the Company’s registration statement on Form S-1 (File No. 333-201528). Furthermore, similar financial information was disclosed in the Company’s registration statement on Form S-4 (File No. 333-193951) in connection with the acquisition of MidSouth Bank.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Unaudited condensed consolidated financial statements of MidSouth Bank as of June 30, 2014 and for each of the six month periods ended June 30, 2014 and 2013

99.2	Audited consolidated financial statements of MidSouth Bank as of December 31, 2013 and 2012 and for each of the three years in the period ended December 31, 2013

99.3	Unaudited pro forma condensed consolidated financial information and notes thereto relating to the Company’s acquisition of MidSouth Bank

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 16, 2015

FRANKLIN FINANCIAL NETWORK, INC.

By:	/s/ Sally P. Kimble
Sally P. Kimble
Executive Vice President, Chief Financial Officer and Chief Administrative Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Unaudited condensed consolidated financial statements of MidSouth Bank as of June 30, 2014 and for each of the six month periods ended June 30, 2014 and 2013

99.2	Audited consolidated financial statements of MidSouth Bank as of December 31, 2013 and 2012 and for each of the three years in the period ended December 31, 2013

99.3	Unaudited pro forma condensed consolidated financial information and notes thereto relating to the Company’s acquisition of MidSouth Bank